UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March  24, 2016

Motorcar Parts of America, Inc.
(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Motorcar Parts of America, Inc. (the “Registrant”) was held on March 24, 2016 (the “Meeting”).

The Registrant’s stockholders voted on proposals to: (i) elect directors; (ii) ratify the appointment of Ernst & Young LLP as the Registrant’s independent registered public accountants for the fiscal year ending March 31, 2016; and (iii) approve on a non-binding advisory basis the compensation of our named executive officers.

All nominees for election to the Board of Directors of the Company (the “Board”) as directors were elected to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until the earlier of such director’s death, resignation or removal. The stockholders also ratified the selection of the independent registered public accountants and, on a non-binding advisory basis, did not approve the compensation of our named executive officers.

The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each proposal is set forth below:

Proposal 1—Election of Directors

Nominee	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

Selwyn Joffe	14,548,813	1,302,275	80,935	1,048,992
Mel Marks	14,851,046	999,882	81,095	1,048,992
Scott Adelson	13,952,495	1,903,394	76,134	1,048,992
Rudolph Borneo	12,923,975	2,931,914	76,134	1,048,992
Philip Gay	12,919,085	2,931,999	80,939	1,048,992
Duane Miller	13,057,557	2,798,328	76,138	1,048,992
Jeffrey Mirvis	13,222,981	2,632,905	76,137	1,048,992

Proposal 2—Ratification of Ernst & Young LLP

Shares For	Shares Against	Shares Abstaining
16,802,284	177,253	1,478

Proposal 3—Advisory Vote on the Compensation of Our Named Executive Officers

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
7,439,934	8,121,125	370,964	1,048,992

At the Meeting, Selwyn Joffe, the Chief Executive Officer of the Registrant, announced that Mel Marks, passed away on March 12, 2016.  Since Mr. Marks passed away after the proxy materials for the Meeting were mailed, he was included as a nominee for election as a director in the proxy materials; however, in light of Mr. Marks’ passing, Mr. Marks was not included as one of the nominees for election as a director at the Meeting.  The persons named as proxies in the form of proxy that accompanied the proxy statement did not exercise the discretionary authority granted to them to vote for an alternative nominee.  Accordingly, there is currently a vacancy on the Board.  Under the Registrant’s Amended and Restated By-laws, as amended, this vacancy may be filled by a majority of the directors in office after the vacancy has occurred.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: March 29, 2016	/s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel